Exhibit 31.1

SARBANES-OXLEY SECTION 302(a) CERTIFICATION

I, Dawn G. Lepore, certify that:

1.	I have reviewed this annual report on Form 10-K/A of drugstore.com, inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Dawn G. Lepore
Dawn G. Lepore
Chief Executive Officer and President

May 2, 2011